PROVISIONS	12 Months Ended
Dec. 31, 2022
Other provisions [abstract]
Provisions	Provisions

a) Provisions
	As at December 31, 2022	As at December 31, 2021
Environmental rehabilitation (“PER”)	$2,013	$2,559
Post-retirement benefits	46	48
Share-based payments	14	17
Other employee benefits	36	42
Other	102	102
	$2,211	$2,768

b) Environmental Rehabilitation
	2022	2021
At January 1	$2,725	$3,081
PERs divested during the year	—	(265)
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	(117)	44
Settlements
Cash payments	(102)	(89)
Settlement gains	(5)	(6)
Accretion	23	18
Operating Sites
PER revisions in the year	(317)	(42)
Settlements
Cash payments	(43)	(44)
Settlement gains	(3)	(2)
Accretion	43	30
At December 31	$2,204	$2,725
Current portion (note 24)	(191)	(166)
	$2,013	$2,559

The eventual settlement of substantially all PERs estimated is expected to take place between 2023 and 2062.

The total PER has increased in the fourth quarter of 2022 by $126 million primarily due to changes in cost estimates at our Cortez, Carlin and Pascua-Lama properties, combined with a decrease in the discount rate. For the year ended December 31, 2022, our PER balance decreased by $521 million primarily due to an increase in the discount rate and spending incurred during the year, partially offset by the changes in cost estimates described above. A 1% increase in the discount rate would result in a decrease in the PER by $219 million and a 1% decrease in the discount rate would result in an increase in the PER by $266 million, while holding the other assumptions constant.